          File Nos. 333-21311 and 811-8049

As filed with the Securities and Exchange Commission on January 31 , 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 1 4

AND

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 1 6

RENAISSANCE CAPITAL GREENWICH FUNDS

(Exact Name of Registrant as Specified in Charter)

2 Greenwich Plaza

Greenwich, Connecticut 06830

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 622-2978

 Lillian R. Killian, C.F.A.

 2 Greenwich Plaza

Greenwich, Connecticut 06830

                                            (Name and Address of Agent for Service)

Copy to:

Thomas R. Westle, Esq.

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

    [X] immediately upon filing pursuant to paragraph (b)

    [   ] on pursuant to paragraph (b)

    [    ] 60 days after filing pursuant to paragraph (a)(1)

    [   ] on, pursuant to paragraph (a)(1)

    [   ] 75 days after filing pursuant to paragraph (a)(2)

    [   ] on (date) pursuant to paragraph (a) (2), of rule 485 (b)

THE IPO PLUS

AFTERMARKET FUND

Renaissance Capital Greenwich Funds

Prospectus

January 31, 2008

Investment Objective: Capital Appreciation

The IPO Plus Aftermarket Fund (the “IPO Fund”) seeks capital appreciation by investing in the common stocks of Initial Public Offerings (“IPOs”) on the offering and in the aftermarket.

Investment Adviser: Renaissance Capital

Renaissance Capital LLC (“Renaissance Capital”), a registered investment adviser, serves as the IPO Fund’s investment adviser. Renaissance Capital is internationally recognized as a leading provider of research on initial public offerings.

No Front-end or Back-end Sales Load

See “Fees and Expenses of the IPO Fund” for further information.

Minimum Initial Investment

Regular Account:	$5,000
IRA/Roth/SEP	$2,500
In conjunction with an Automatic Investment Plan	$1,000

Investors should read this Prospectus and

keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved the shares of the IPO Fund. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

The IPO Fund

4020 South 147th Street, Suite 2

Omaha, NE  681371-888-IPO-FUND

www.IPOhome.com

TABLE OF CONTENTS

Prospectus

Risk/Return Summary

Fees and Expenses of the IPO Fund

Investment Objective, Strategy & Risks

Investment Policies and Techniques

Management of the IPO Fund

Shareholder Information

Investing in the IPO Fund

Redeeming IPO Fund Shares Transactions Through www.ipohome.com Frequent Purchases and Redemptions of IPO Fund Shares

Dividend and Tax Matters
Shareholder Communications Regulatory Mailings

Distribution Arrangements

Financial Highlights Information

Privacy Policy

Additional Information

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The IPO Fund seeks appreciation of capital.

PRINCIPAL STRATEGIES

The IPO Fund pursues this objective by investing at least 80% of its net assets in the common stocks of IPOs on the offering and in the aftermarket. Renaissance Capital uses its research and statistical information on IPOs in selecting securities for the IPO Fund’s portfolio.

PRINCIPAL RISKS

Investing in IPOs entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.  The IPO Fund is also subject to risk common to all equity mutual funds.  These and other risk factors are described in “Investment Objective, Strategy & Risks.”  You could lose money if you invest in the IPO Fund.

PERFORMANCE

The bar chart that follows shows how the IPO Fund’s performance has varied from year to year. The table below the bar chart shows the IPO Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the IPO Fund by comparing the IPO Fund's performance with a broad measure of market performance. The IPO Fund's past performance (before and after income taxes) is not necessarily an indication of how the IPO Fund will perform in the future.

Year-by-Year Total Returns

1998	18.34%	2003	52.20%
1999	114.90%	2004	13.14%
2000	-41.52%	2005	4.28%
2001	-51.85%	2006	10.43%
2002	-21.49%	2007	5.01%

IPO Fund’s Best Quarter  12/99 71.64%

IPO Fund’s Worst Quarter  12/00    -38.81%

IPO Fund Average Annual Total Returns

for periods ended December 31, 2007:

	One-Year	Five-Year	Ten-Year
Return Before Taxes	5.01%	15.80%	1.60%
Return After Taxes on Distributions (1)	5.01%	15.80%	1.60%
Return After Taxes on Distributions and Sale of IPO Fund Shares (1)	3.25%	13.93%	1.37%
S&P 500 Index (2)	5.49%	12.83%	5.91%
Russell 2000 Index (3)	(1.57)%	16.25%	7.08%
NASDAQ Composite (4)	9.81%	14.71%	5.38%

The table above compares the returns of the IPO Fund with those of the S&P 500 Index, the Russell 2000 Index and the NASDAQ Composite.  Past performance does not guarantee future results.  Index returns assume reinvestment of dividends; unlike the IPO Fund’s returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an index.

(1) After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the IPO Fund through tax-deferred arrangements, such as an individual retirement account.

(2) The S&P 500 Index is a widely recognized unmanaged index of common stock prices.

(3) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

FEES AND EXPENSES OF THE IPO FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the IPO Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge on Purchases	None
Maximum Sales Charge on Reinvested Dividends	None
Maximum Deferred Sales Charge	None
Redemption Fee on Shares Held 90 Days or Less	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from IPO Fund assets)

Management Fees	1.50%
Distribution/Service (12b-1) Fees	0.50%
Other Expenses
Dividends on Short Sales	0.01%
Other Expenses	1.07%
Acquired Fund Fees and Expenses	0.09%
Total Annual Operating Expenses	3.17%
Fee Waiver or Expense Reimbursement (a)	(0.57) %
Total Net Expenses(b)	2.60%

Example

(to help you compare the cost of investing in the IPO Fund to other mutual funds)

The example assumes that you invest $10,000 in the IPO Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the IPO Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$263	$924	$1,610	$3,437

(a)

Renaissance Capital has contractually agreed to defer or waive fees or absorb some or all of the expenses of the IPO Fund, exclusive of any redemption fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses and extraordinary expenses such as litigation, in order to limit Total Annual Operating Expenses to 2.50%.  This fee waiver arrangement is approved annually and is currently approved through February 2008, and expected to be approved at the IPO Fund’s February 2008 Board of Trustee meeting and extended through February 2009.  Subject to the 2.50% limitation, such fee deferrals and expense absorptions are subject to later recoupment on a rolling three-year basis if such recoupment can be achieved within the foregoing expense limits.  At September 30, 2007, the expense ratio was 2.50% excluding expenses with respect to dividends on short sales and acquired fund fees and expenses.

(b)

The agreement with the Adviser regarding the reimbursement of certain expenses excludes the costs associated with selling short, leverage and expenses of investing in acquired funds resulting in net expenses above the IPO Fund’s 2.50% expense limitation agreement.

INVESTMENT OBJECTIVE, STRATEGY & RISKS

Investment Objective

The IPO Fund seeks appreciation of capital.  The IPO Fund gives individual investors the opportunity to invest in a diverse selection of IPOs that may not otherwise be accessible to individuals.  This objective may not be changed without shareholder approval.

Investment Strategy

The IPO Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of the common stocks of IPOs at the time of the offering and in subsequent aftermarket trading.  For purposes of this policy, net assets include any borrowings for investment purposes.  The IPO Fund will change this policy only after 60 days notice to shareholders. Aftermarket trading is the secondary trading in an IPO after the initial issuance of shares to public shareholders.  The IPO Fund will limit aftermarket investments to those IPOs that have one or more of the following characteristics: (i) limited research; (ii) unseasoned trading; (iii) limited float; (iv) limited public ownership; (v) limited operating history; or (vi) are relatively unknown in the U.S. capital markets.  Each of these characteristics distinguishes these companies from established companies that trade in the broader stock market. Academic and financial literature consider the aftermarket period for IPOs to be up to ten years.  Investments may be made in both large and small capitalization companies.  The IPO Fund may also sell securities short.  See “Investment Policies and Techniques”.

Access to New Issues

Due to intense demand for a limited number of shares of “new issues,” individual investors acting alone may have difficulty obtaining shares of IPOs at the offering price.  A “new issue” is any initial public offering of an equity security.  In addition, individual investors may also be limited to those IPOs underwritten by the broker with whom the individual investor has an account.  By virtue of its size and institutional nature, the IPO Fund may have greater access to IPOs at the offering price.  However, there is no assurance that the IPO Fund will be able to obtain allocations of “new issues.”

Independent IPO Research

Renaissance Capital uses its research and statistical information on IPOs in selecting securities for the IPO Fund’s portfolio.  This research is used to analyze the business, fundamentals, financial results, management control issues and proposed valuation of the IPO.  Prior to the initial public offering of an IPO and for a period of time thereafter, underwriters and brokerage firms involved in the underwriting are prohibited from providing any commentary or disseminating research on these companies to the general public. Future research distributed by an underwriter may not be considered to be independent due to the financial benefits derived from the underwriting.

Renaissance Capital employs proprietary statistical information on IPO performance trends, number of pending IPOs, industry sectors, and valuation trends to determine the overall tone of market activity. Other information sources used by Renaissance Capital may include the IPO’s prospectus filed with the Securities and Exchange Commission (“SEC”), discussions and meetings with management, periodic corporate financial reports, press releases, general economic and industry data supplied by government agencies and trade associations, and research reports prepared by broker/dealers.

From time to time Renaissance Capital publishes investment ratings on publicly-traded securities.  In the event that the IPO Fund’s portfolio manager obtains information about such investment ratings prior to the ratings  being disseminated to the public, such portfolio manager will be restricted from trading in that specific security.

Risks

As with all mutual funds, investing in the IPO Fund involves certain risks. There is no guarantee that the IPO Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you invest in the IPO Fund.  Accordingly, you should consider the risks described below, as well as the risks described in the Statement of Additional Information (“SAI”), before you decide to invest in the IPO Fund.

Special Risks of IPOs

By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for the IPO Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign initial public offerings are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.

Risks Common to all Mutual Funds

In general, mutual funds are subject to two common risks:

Market risk is the risk that the market value of a security will go up or down, sometimes rapidly or unpredictably, depending on the supply and demand for the type of security.  These fluctuations may cause a security to be worth more or less than the price the IPO Fund originally paid for it.  Market risk applies to individual securities, industries, sectors of the economy, and the entire market and is common to all investments.

Manager risk is the risk that the IPO Fund’s portfolio managers may use a strategy that does not produce the intended result.  Manager risk also refers to the possibility that the portfolio manager’s strategy may not achieve the IPO Fund’s investment objective.

INVESTMENT POLICIES AND TECHNIQUES

Under normal circumstances, the IPO Fund will invest at least 80% of its net assets in the common stocks of the IPOs on the offering and in the aftermarket.  The IPO Fund may also invest up to 20% of its net assets in the common stocks of issuers that are not IPOs.  The following provides a brief description of some additional types of securities in which the IPO Fund may invest including certain transactions it may enter into and techniques described herein without shareholder approval unless a policy is expressly deemed to be changeable only by shareholder vote.

Short Selling

The IPO Fund may from time to time sell securities short.  A short sale is a transaction in which the IPO Fund sells borrowed securities in anticipation of a decline in the market price of the securities.  The IPO Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the IPO Fund replaces the borrowed security.  All short sales must be fully collateralized, and the IPO Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the IPO Fund exceeds 33 1/3% of its net assets.

Temporary Defensive Investing

When Renaissance Capital deems market or economic conditions to be unfavorable, the IPO Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize.

Investment in Foreign Issuers

The IPO Fund may invest up to 25% of its assets, measured at the time of investment, in securities of foreign issuers.  However, investment may be made without limitation in securities of foreign issuers that are registered with the SEC and trade on a U.S. stock exchange.  Such investments will be made either directly in such issuers or indirectly through American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) or closed-end investment companies.

Portfolio Turnover

The IPO Fund may make short-term investments when it is deemed desirable to do so. The IPO Fund may, from time to time, sell a security without regard to the length of time that it has been held to realize a profit or to avoid an anticipated loss.  Short-term transactions produce higher portfolio turnover rates than would otherwise be the case, resulting in the likelihood of larger expenses (including brokerage commissions) than are incurred by mutual funds that engage primarily in long-term transactions. The IPO Fund’s portfolio turnover rate was 231.80% and 260.25% for the 12 months ended September 30, 2007 and September 30, 2006, respectively.

Additional Investment Techniques

The IPO Fund may invest in derivatives, such as futures and options, which will subject the IPO Fund to additional risks, including increased volatility and a disproportionate impact on the IPO Fund’s performance. The IPO Fund also may invest in illiquid and restricted securities, convertible securities, and repurchase agreements, and may sell securities short and engage in securities lending.  The IPO Fund may use borrowed money to purchase securities, which is a form of leverage.  Each of these investment techniques involves additional risks, which are described in detail in the SAI.

Portfolio Holdings

A description of the IPO Fund’s policies and procedures with respect to the disclosure of the securities held in the IPO Fund’s portfolio is available in the SAI.

MANAGEMENT OF THE IPO FUND

Investment Adviser

Renaissance Capital, located at Two Greenwich Plaza, Greenwich, CT, 06830, serves as the investment adviser pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”), which provides that Renaissance Capital will furnish continuous investment advisory services and management to the IPO Fund, subject to the overall authority of the IPO Fund’s Board of Trustees.

Renaissance Capital specializes in researching IPOs and has been providing its proprietary research, primarily to institutional investors, since 1992.  Renaissance Capital is internationally recognized as a leading provider of research on initial public offerings.  Renaissance Capital has analyzed and built a proprietary research database of more than 5,000 IPOs.  Renaissance Capital believes it is the leading provider of such research to institutional investors.  In addition, Renaissance Capital makes full-length and abridged versions of its original research available to a wide group of investors through various electronic delivery media.  This research and statistical information on IPOs is used in selecting securities for the IPO Fund.

Renaissance Capital supervises and manages the investment portfolio of the IPO Fund and directs the day-to-day management of the IPO Fund’s investment portfolio. For its services, Renaissance Capital will receive an annual fee of 1.50% on the average daily net assets of the IPO Fund.  Renaissance Capital may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the IPO Fund.  In the event it should do so, such fee deferrals and expense absorptions are subject to later recoupment for a period of three years.  Currently there is a contractual waiver in effect through the end of February 2008, which is expected to be reapproved at the IPO Fund’s February 2008 Board of Trustee meeting and extended through February 2009.  This waiver limits the IPO Fund’s total annual operating expenses to 2.50% excluding expenses with respect to dividends on short sales and acquired fund fees and expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of the IPO Fund is available in the IPO Fund’s Annual Report to Shareholders for the period ended September 30, 2007.

Portfolio Manager

Linda R. Killian, C.F.A., a principal and founder of the Adviser, Renaissance Capital, is the Chief Investment Officer of the IPO Fund and is responsible for the management of the IPO Fund’s portfolio.  She has 24 years of portfolio management, securities analysis and corporate finance experience Ms. Killian has been employed by Renaissance Capital since its founding in 1991.

Before forming Renaissance Capital, she was a portfolio manager and analyst with Wertheim Schroder Investment Services, where she managed broadly diversified equity and balanced accounts for pension, high net worth and not-for-profit organizations.  Her analytic coverage included health care, retailing, telecommunications services, consumer products and media.  Prior to Wertheim Schroder, she was a portfolio manager and equity analyst with Citicorp Investment Management where she created, managed and researched the Medium Capitalization Stock Fund, one of the first investment vehicles focusing on the mid-cap sector. Over her six years at Citicorp, she also covered a variety of industries as an analyst, including telecommunication services, special situations, multi-industry companies and mid-capitalization companies.  Before joining Citicorp, she was a member of the Utility Corporate Finance Group at The First Boston Corporation, where she was involved in numerous utility debt and equity financings and specialized in financial issues pertaining to diversification and deregulation.  As a public utility finance professional, she appeared as an expert witness before public utility commissions and published articles on deregulation in industry journals.  Ms. Killian earned an M.B.A. from the Wharton School in 1979 and a B.A. from New York University in 1972, where she was designated an Outstanding Scholar.  She is a Chartered Financial Analyst and is active in the New York Society of Security Analysts.

The IPO Fund’s Statement of Additional Information provides information about Ms. Killian’s compensation structure, other accounts managed and ownership interest in the IPO Fund.

SHAREHOLDER INFORMATION

Net Asset Value

Net asset value (“NAV”) for the IPO Fund is determined as of the end of regular trading hours on the New York Stock Exchange  (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open.  The NAV per share is determined by dividing the market value of the IPO Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the IPO Fund’s shares outstanding.

In calculating NAV, portfolio securities are valued at the last current sales price on the market where the security is normally traded, unless that price is not representative of market values. This could be the case, for example, if, after the close of the market, an event took place that had a major impact on the price of the IPO Fund’s securities.

The IPO Fund may, from time to time, purchase securities for which market quotations are not readily available. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith, and pursuant to procedures adopted by the Board of Trustees.  These procedures consider, among others, the following factors to determine a security’s fair value:  market prices for the security or securities deemed comparable; dealer valuations of the security or securities deemed comparable; and determinations of value by one or more pricing services for the security or securities deemed comparable.

Renaissance Capital is charged with the responsibility of identifying each such Security and advising the Chairperson of the Board promptly of a security identification.  Renaissance Capital shall determine the methodology for valuing the security, including the information and sources of information that shall be used to value the security. Renaissance Capital shall gather such information and calculate the value of the security based on the gathered information.  The valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered.

The IPO Fund’s NAV per share is available on the NASDAQ under the symbol IPOSX.

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the IPO Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the IPO Fund with information, such as your taxpayer identification number, that will assist the IPO Fund in verifying your identity.  As required by law, the IPO Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.  The IPO Fund reserves the right to request such information as is necessary to verify the identity of a prospective investor.  In the event of delay or failure by a prospective investor to produce any information required for verification purposes, the IPO Fund may refuse to accept the subscription and any monies relating thereto.

Automatic Investment Plan

The IPO Fund offers an Automatic Investment Plan whereby an investor may automatically purchase shares of the IPO Fund on a monthly or quarterly basis ($100 minimum per transaction).  Applications to establish the Automatic Investment Plan are available from the IPO Fund. The minimum initial investment to open an IPO Fund account is reduced to $1,000 when a monthly Automatic Investment Plan is also established.

Retirement Plans

The IPO Fund offers various tax-sheltered retirement plans that allow investors to invest for retirement and to shelter some of their income from taxes.  Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available from the Transfer Agent of the IPO Fund upon request.  These Retirement Plans include Individual Retirement Accounts (“IRAs”), Roth IRAs, Rollover IRAs and SEP IRAs.

Minimum Account Balance

The IPO Fund reserves the right to redeem shares held in any account at its option upon sixty days written notice if the value of the account falls below $500 for reasons other than market conditions and remains so during the notice period.

INVESTING IN THE IPO FUND

Shares of the IPO Fund may be purchased directly from the IPO Fund, or through an account maintained with a securities broker or other financial institution.  Investors may be charged a fee if they effect transactions through a securities broker or agent.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash will be accepted. A $25 fee may be charged against an investor’s account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons.  The investor will also be responsible for any losses suffered by the IPO Fund as a result.  The IPO Fund reserves the right to reject any purchase order for IPO Fund shares. No share certificates will be issued.

The minimum purchase requirements, which may be waived in certain circumstances, are $5,000 for regular accounts and $2,500 for IRAs. Additional investments are $100.  Questions about the IPO Fund can be answered by calling toll-free 1-888-476-3863.

Procedure for Purchasing IPO Fund Shares

	To Open an Account:	To Add to an Account:
By Mail:	Complete and sign the New Account Application or IRA Application. Make sure the check is payable to the IPO Fund and mail to: The IPO Fund 4020 South 147th Street, Suite 2 Omaha, NE 68137

Complete the investment slip included with your account statement and write your account number on your check made payable to the IPO Fund, and mail to the address to the left. If you don’t have an investment slip, put the account name and number on the check.

By Phone:	Telephone transactions may not be used for initial purchases.	Call toll-free 1-888-476-3863 to initiate an electronic transfer. Pre- established bank account information will be required.
By Wire:

Prior to the wire purchase, you must call 1-888-476-3863 for an investor account number. At the same time, you must also complete a New Account or IRA Application. Then wire funds care of:

First National Bank of Omaha

ABA#: 104000016

For Credit to: Renaissance Funds

DDA# 110198310

FBO:  IPO Plus Fund

Name/Title on the Account

Account number

Follow the instructions at the left. Please note that wires may be rejected if they do contain complete account information. ot contain complete
By Internet:	You may open an account through the IPO Fund’s web site www.IPOhome.com. Please read the section entitled, “Transactions Through www.IPOhome.com” for more complete information about this feature.

You can purchase shares in an existing account through the IPO Fund’s web site www.IPOhome.com. To establish Internet transaction privileges, you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on the New Account Application or IRA Application.

Purchases by Mail

The New Account Application or IRA Application, if properly filled out and accompanied by a check made payable to the IPO Fund, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading (generally 4:00 p.m. Eastern Time) on the New York Stock Exchange, your shares will be purchased at the net asset value calculated at the close of regular trading on that day. If received after that time, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

Purchases Through Financial Service Agents

If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or fees that may be different from those described in this Prospectus.  Certain Financial Service Agents may receive compensation from the IPO Fund. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Financial Services Agent receives your request in good order. The Financial Service Agent must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day from the date of the trade.

Purchases by Telephone

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions.  Telephone transactions may not be used for initial purchases. Your account must already have banking information established prior to initiating telephone transactions.  Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives your request in good order.  Most telephone transactions are completed within three business days after you call to place the order.  To preserve flexibility, the IPO Fund may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently, the IPO Fund does not expect to charge a fee.

The IPO Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, the IPO Fund will not be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  As a result of this policy, the investor will bear the risk of any loss unless the IPO Fund has failed to follow such procedure(s).

Purchases by Wire

Prior to the wire purchase you must call 1-888-476-3863 for an investor account number.  At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the IPO Fund. The IPO Fund must receive a properly completed Application to establish transaction privileges. If the IPO Fund does not receive your original Application, it may delay payment of redemption proceeds and withhold taxes. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases by Internet

For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.IPOhome.com”.

REDEEMING IPO FUND SHARES

You may sell (redeem) your shares at any time.  A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the IPO Fund held 90 days or fewer that are being redeemed.  There is no redemption fee for the sale of shares held longer than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions.  Reinvested distributions will be sold first without a fee. The redemption fee will be applied on a share-by-share basis using the “first shares in, first shares out” method. Therefore, the oldest shares are considered to have been sold first.  Redemption fees are paid to the IPO Fund directly and are designed to offset costs associated with fluctuations in the IPO Fund’s asset levels and cash flow caused by short-term shareholder trading.  Any excess fee proceeds will be added to the IPO Fund’s income.

Ordinarily, the IPO Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed request.  However, the right of redemption may be suspended or payment may be postponed under unusual circumstances such as when trading on the New York Stock Exchange is restricted.  Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received has cleared, which may take up to 10 calendar days from the purchase date.

Payment of the redemption proceeds for shares of the IPO Fund where an investor requests wire payment will normally be made in federal funds on the next business day. Written instructions to change or add a wire address require that signatures for all account holders be guaranteed. The Transfer Agent will wire redemption proceeds only to the bank and account designated on the New Account Application or IRA Application or in written instructions subsequently received by the Transfer Agent, and only if it is a commercial bank and a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment made by wire of redemption proceeds, which will be deducted from the investor’s proceeds.

Procedure for Requesting Redemption

You may request the sale of your shares by mail, courier, and telephone or through the IPO Fund’s web site www.IPOhome.com, as described below:

By Mail: The IPO Fund 4020 South 147th Street, Suite 2 Omaha, NE 68137

The selling price of each share being redeemed will be the IPO Fund’s per share net asset value next calculated after receipt of all required documents in good order.  Good order means that the request must include:

●

Your IPO Fund account number

●

The number of shares or dollar amount to be sold (redeemed)

●

The signatures of all account owners exactly as they are registered on the account

●

Any required medallion signature guarantees

●

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships

●

In the case of shares being redeemed from an IRA or IRA/SEP Plan,

a statement of whether or not federal income tax should be withheld

(in the absence of any statement, federal tax will be withheld)

A medallion signature guarantee of each owner is required to redeem shares in the following situations (i) if you change ownership on your account;  (ii) when you want the redemption proceeds sent to a different street or bank address from that registered on the account;  (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the IPO Fund or the Transfer Agent within the last 30 days. In addition, medallion signature guarantees are required for all redemptions in excess of $50,000 from any shareholder account.

Medallion signature guarantees are designed to protect both you and the IPO Fund from fraud.  Medallion signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees.

By Telephone

Shares of the IPO Fund may also be sold by calling the Transfer Agent toll-free at 1-888-476-3863. To use this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s pre-designated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. The IPO Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone requests may not be modified or canceled.  The selling price of each share being redeemed will be the IPO Fund’s per share net asset value next calculated after receipt by the Transfer Agent of the telephone redemption request. The IPO Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Redemptions Through www.IPOhome.com

You may redeem your shares through the IPO Fund’s web site www.IPOhome.com. Shares from an account in any of the IPO Fund’s tax sheltered retirement plans can not be redeemed through the IPO Fund’s web site. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.IPOhome.com”.

TRANSACTIONS THROUGH WWW.IPOHOME.COM

You may purchase and redeem IPO Fund shares through the IPO Fund’s web site www.IPOhome.com.  To establish Internet transaction privileges you must enroll through the web site.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user’s agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the web site you must also have ACH instructions on your account.

If you open your account through the web site, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn.  Otherwise, redemption proceeds may be sent to you by check, or, if your account has bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the IPO Fund’s web site.  The IPO Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site.  Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the IPO Fund and its service providers have established certain security procedures, the IPO Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for IPO Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the IPO Fund nor its Transfer Agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

FREQUENT PURCHASES AND

REDEMPTIONS OF IPO FUND SHARES

Frequent trading or market timing of IPO Fund shares could harm the IPO Fund and its long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the IPO Fund monitors trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. Some investors use a variety of strategies to hide their identities and their trading practices by holding shares through financial intermediaries or in omnibus accounts. The IPO Fund is limited in its ability to monitor such accounts. Under no circumstances will the IPO Fund or its adviser enter into any agreements with any investor or investment adviser to encourage or facilitate market timing in the IPO Fund. The IPO Fund currently imposes a 2% early redemption fee for shares held 90 days or less.  Although the IPO Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

DIVIDEND AND TAX MATTERS

Dividends and Capital Gain Distributions

The IPO Fund intends to pay dividends from net investment income and net realized capital gains (not offset by capital loss carryovers) on an annual basis in December.  When an investor establishes an account, all distributions will automatically be reinvested in full and fractional shares of the IPO Fund and will be calculated to the nearest 1000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor’s account on such date. No income dividend or capital gain distributions will be paid to shareholders in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Taxes

The IPO Fund intends to qualify annually for and elect tax treatment applicable to all regulated investment companies under Subchapter M of the Internal Revenue Code of 1996, as amended.  Because it intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the IPO Fund will be required to pay any federal income taxes.  The IPO Fund would be subject to a 4% excise tax on the portion of its undistributed income if it fails to meet certain annual distribution requirements. The IPO Fund intends to make distributions in a timely manner, and accordingly, does not expect to be subject to taxes.  Shareholders subject to taxation on their income will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from the IPO Fund.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

Prior to purchasing shares of the IPO Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions that are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

Shareholders are advised to consult their own tax advisers with respect to these matters.

SHAREHOLDER COMMUNICATIONS

As an IPO Fund shareholder, you will receive quarterly account statements.  You will also receive a calendar year-end statement that details the tax characteristics of any dividends or capital gains that have been distributed.

REGULATORY MAILINGS

Financial reports will be sent at least semiannually. The IPO Fund’s annual report will include audited financial statements.

As an IPO Fund shareholder, you will be sent account statements and regulatory mailings in paper format unless you request to receive account statements and/or regulatory mailings in electronic format.  You may elect to receive electronic format by registering for this feature on the IPO Fund’s web site www.IPOhome.com.

DISTRIBUTION ARRANGEMENTS

The IPO Fund has adopted a Distribution and Shareholder Servicing Plan

(the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan authorizes annual payments by the IPO Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .50% of the IPO Fund’s average daily net assets.  A long-term shareholder should consider that the fees and costs he or she will incur under the Distribution Plan may result in the shareholder paying more over time than the equivalent of the maximum front-end sales charges permitted by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Payments for distribution under the Plan shall be used to compensate or reimburse the Broker/Dealer and other broker-dealers for services provided and expenses incurred in connection with the sale of the IPO Fund’s shares, and are not tied to the amount of actual expenses incurred.  Payments for distribution may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to .25% of the average daily net asset value of shares invested in the IPO Fund by customers of these broker-dealers.

FINANCIAL HIGHLIGHTS INFORMATION

This financial highlights table is intended to help you understand the IPO Fund’s financial performance for the five-year period through September 30, 2007.  Certain information reflects financial results for a single share of the IPO Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the IPO Fund assuming reinvestment of all dividends and distributions.

Tait, Weller & Baker LLP has audited this information.  Tait, Weller & Baker LLP’s report along with further detail on the IPO Fund’s financial statements are included in the annual report, which is available upon request.

For a capital share outstanding throughout the period:

                                                                                                            Year ended September 30,

	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.79	$12.58	$10.55	$9.63	$7.40
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.18)	(0.20)	(0.25)	(0.26)	(0.15)
Net Realized and Unrealized Gain (Loss)	3.43	(0.60)	2.28	1.17	2.38
Total from Investment Operations	3.25	(0.80)	2.03	0.91	2.23
Paid-in-Capital From Redemption Fees	0.02	0.01	0.00*	0.01	0.00*
Net Asset Value, End of Year	$15.06	$11.79	$12.58	$10.55	$9.63
Total Return (1)	27.74%	(6.28)%	19.24%	9.55%	30.14%
Ratios and Supplemental Data
Net Assets, End of Year (000s)	$18,095	$15,761	$20,096	$19,579	$19,574
Ratio of Net Expenses to Average Net Assets including dividends on Short Sales	2.51%	2.51%	2.50%	2.50%	2.50%
Ratio of Net Expenses to Average Net Assets	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19)%	(1.42)%	(2.00)%	(2.24)%	(1.92)%
Ratio of Expense to Average Net Assets, excluding waivers	3.07%	3.18%	3.27%	3.28%	3.93%
Ratio of Net Investment Income (Loss) to Average Net Assets, excluding waivers	(1.76)%	(2.09)%	(2.77)%	(3.02)%	(3.35)%
Portfolio Turnover Rate	231.80%	260.25%	158.00%	159.73%	212.31%

    * Per share amount represents less than $0.01 per share.

(1) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

 PRIVACY POLICY

As a broker-dealer and the investment advisor to the IPO Plus Aftermarket Fund, we at Renaissance Capital want to assure you that your privacy is important to us. We take every reasonable precaution to safeguard your personal information from unauthorized access.

As a broker-dealer and the investment advisor to the IPO Plus Aftermarket Fund, we at Renaissance Capital want to assure you that your privacy is important to us. We take every reasonable precaution to safeguard your personal information from unauthorized access.

We do not sell or disclose any nonpublic personal information about shareholders or their IPO Plus Aftermarket Fund accounts to anyone except as permitted by law.  For example, we disclose all of the information we collect, as described above, to our transfer agent so that they can process shareholders’ transactions.  We restrict access to shareholders’ nonpublic personal information to those employees who need to know that information so that they may provide products and services to the shareholders.  We maintain physical, electronic and procedural safeguards that comply with federal standard to guard shareholders nonpublic personal information.

ADDITIONAL INFORMATION

Statement of Additional Information

The SAI provides a more complete discussion of certain matters contained in this Prospectus and is incorporated by reference, which means that it is considered a part of the Prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders contain additional information about the IPO Fund’s investments, including a discussion of the market conditions and investment strategies that significantly affected the IPO Fund’s performance during its last fiscal year.

Obtaining Information

You may obtain the SAI, annual reports and semi-annual reports without charge by calling toll-free 1-888-476-3863 or by writing to the IPO Plus Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.  You can review and copy information about the IPO Fund (including the SAI) at the SEC’s Public Reference Room in Washington D.C.  You can call 1-202-942-8090 for information on the operations of the Public Reference Room.  Reports and other information about the IPO Fund are available at the SEC’s Internet site at: http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009, or by electronic request to publicinfo@sec.gov.

Transfer and Dividend Disbursing Agent

Gemini Fund Services, LLC, which has its headquarters at 4020 South 147th Street, Suite 2, Omaha, NE 68137, serves as the IPO Fund’s Transfer and Dividend Disbursing Agent.

Custodian

The Bank of New York, which has its principal custodial address at 100 Church Street, NY, NY 10286 acts as Custodian for the IPO Fund’s investments.

Counsel

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208, serves as counsel to Renaissance Capital Greenwich Funds.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as independent registered public accounting firm of Renaissance Capital Greenwich Funds.

Investment Company Act File No. 811-08049.

The Statement of Additional Information for The IPO Plus Aftermarket Fund previously filed on January 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13 is hereby incorporated by reference.

PART C. OTHER INFORMATION

ITEM 23.

Exhibits

(a)  Amended Certificate of Trust dated October 30, 1997, filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

Delaware Trust Instrument dated February 3, 1997, filed on February 6, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)  Bylaws dated February 3, 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed on February 6, 1997.

(c)  None.

(d)   Form of Investment Advisory Agreement between the Registrant and Renaissance Capital LLC, filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(e)  Form of Distribution Agreement between Registrant and Renaissance Capital Investments, Inc. is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

Form of Selected Dealer Agreement is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(f)  None.

(g) Custody Agreement between the Registrant and The Bank of New York is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (1) Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (2) Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(h) (3) Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

(i)  Opinion of Kramer Levin Naftalis & Frankel LLP , is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

Opinion of Morris, Nichols, Arsht & Tunnell is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

(j)  (1) Consent of Kramer, Levin, Naftalis & Frankel is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on January 30, 2002.

(j) (2) Consent of Tait, Weller & Baker LLP is to be filed herein.

(k)  None.

(l)  Form of Investment Letter is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(m)  Form of Rule 12b-1 Distribution Plan is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(n) None.

(o) None.

(p)(1) Form of Code of Ethics is filed in Post-Effective Amendment No. 3 on February 2, 2001 and is incorporated herein by this reference.

(p)(2) Code of Ethics of NorthStar Financial Services Group, LLC is filed in Post-Effective Amendment No. 13 on January 28, 2008 and is incorporated herein by this reference.

Powers of Attorney:  Warren K. Greene and Gerald Puschel is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant

None.

ITEM 25.  Indemnification

Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein as Exhibit 2 hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)  Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)  every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)  the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C)by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)  Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification E is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.Business and Other Connections of Investment Adviser

Renaissance Capital LLC, Registrant's investment adviser, is a registered investment adviser providing research on initial public offerings to institutional and individual investors.  The directors and officers of Renaissance Capital LLC have held the following positions of a substantial nature:

Name	Position with the Adviser	Other Employment
William K. Smith	Chairman of the Board, President and Director	Chairman of the Board and President of Renaissance Capital Investments, Inc., the underwriter
Kathleen Shelton Smith	Vice President, Secretary, Treasurer and Director	Secretary, Treasurer and Director of the underwriter
Linda R. Killian	Vice President, Assistant Secretary and Director	Vice President, Assistant Secretary and Director of the underwriter

The business address of each of the officers and directors is 2 Greenwich Plaza, Greenwich, CT 06830.

Item 27.  Principal Underwriters

(a)

 Not applicable.

(b)

Renaissance Capital Investments, Inc. serves as underwriter to the Registrant.  The following information is provided with respect to each director, officer or partner of the underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William K. Smith 2 Greenwich Plaza Greenwich, Connecticut 06830	Chairman of the Board and President	President
Kathleen Shelton Smith 2 Greenwich Plaza Greenwich, Connecticut 06830	Secretary, Treasurer and Director	Vice President, Treasurer, co-Chief Investment Officer, Chief Compliance Officer Chairperson and Trustee
Linda R. Killian 2 Greenwich Plaza Greenwich, Connecticut 06830	Vice President, Assistant Secretary and Director	Vice President, Secretary and Chief Investment Officer

(c)

Not applicable.

ITEM 28.  Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the Rules thereunder are maintained at the offices of the Registrant’s transfer agent and administrator, Gemini Fund Services, LLC, located at  4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 and 450 Wireless Blvd., Hauppauge, New York 11788, respectively. The records required to be maintained  under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Investment Advisory and Other Services" in Part B to this Registration Statement.

ITEM 29.  Management Services

Not applicable.

ITEM 30. Undertakings

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, a shareholder meeting will be called for the purpose of voting upon the removal of a director or directors and that communications with other shareholders will be assisted as provided by Section 16(c) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and the State of Connecticut on this 31st day of  January, 2008 ..

RENAISSANCE CAPITAL GREENWICH FUNDS

/s/William K. Smith

By:

               William K. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 31st day of January, 2008.

/s/William K. Smith

William K. Smith

President

/s/Kathleen Shelton Smith

Kathleen Shelton Smith

Vice President, Treasurer,

Investment Officer, Chief Compliance Officer, Chairperson and Trustee

/s/Linda R. Killian

Linda R. Killian

Vice President, Secretary and

Investment Officer

Warren K. Greene

Warren K. Greene*

Trustee

Gerald W. Puschel

Gerald W. Puschel*

Trustee

/s/Kathleen Shelton Smith

By  Kathleen Shelton Smith

     *Attorney In Fact

EXHIBIT INDEX

Exhibit (j)(2)

Consent of Tait, Weller & Baker LLP